UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04656

______________________________

ELLSWORTH FUND LTD.

___________________________________________________________

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

___________________________________________________________

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2012

Date of reporting period: March 31, 2012

ITEM 1.

REPORTS TO STOCKHOLDERS.

ELLSWORTH FUND LTD.

2012 Semi-Annual Report
March 31, 2012

2012 Semi-Annual Report
March 31, 2012

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through March 31, 2012 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility *
Ellsworth market price	12.30%	0.38%	3.27%	4.57%	16.16%
Ellsworth net asset value	9.67	0.43	3.09	4.79	12.43
Bank of America Merrill Lynch All U.S. Convertibles Index	10.22	(0.54)	3.59	6.00	12.90
S&P 500® Index	12.58	8.51	2.01	4.11	16.29

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service.

Ellsworth’s 10 year performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE Amex symbol: ECF)
Qtr. Ended	High	Low	Close	High	Low	Close
6/30/11	$8.88	$8.35	$8.61	$7.80	$7.36	$7.54
9/30/11	8.74	7.46	7.46	7.71	6.30	6.43
12/31/11	8.04	7.29	7.77	6.79	6.12	6.60
3/31/12	8.49	7.84	8.45	7.41	6.69	7.35

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total
5/12/11	5/26/11	$0.0610	$—	$0.0610
8/11/11	8/25/11	0.0610	—	0.0610
10/28/11	11/23/11	0.0610	—	0.0610
2/8/12	2/22/12	0.0625	—	0.0625
		$0.2455	$—	$0.2455

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

To Our Shareholders

May 11, 2012

The convertible securities market saw considerable improvement in the first quarter of 2012 compared to its very rough performance in 2011. As shown on the opposite page, the returns generated by the Fund and the Bank of America Merrill Lynch All U.S. Convertibles Index (BAML Index) were towards the upper end of our expectations given the quarter’s strong equity performance as evidenced by the S&P 500® Index gains.

Barclay’s Research estimates that the size of the convertible securities market at April 30, 2012 was $211 billion with 542 issues outstanding. These issues have an average yield of 4.2% and an average premium to conversion value of 38.2%. With interest rates as low as they currently are, these are attractive levels of yield and premium.

The number of U.S. convertible issuances has recently shown some signs of improvement. Through May 9, 2012 there have been 21 new issues brought to market this year with a total market capitalization of $7.24B. The average yield of the offerings was 3.2% with an average premium to conversion value of 33.1%. At this rate the market should expect an annual issuance of $20B with 50-60 total issues in 2012. These are low levels, but they are higher than those in the second half of 2011. Further, they are consistent with the levels of issuance that could be expected with the very low interest rate environment in our economy.

Some investors may wish to know how convertible securities might react to a substantial rise in interest rates. It has been our experience that they generally do not fall with such increases unless their underlying common stocks fall. We estimate that only about 19% of the issues in the portfolio are fixed income equivalent convertible securities while the remainder are roughly equally split between total return issues (where returns are a function of better yield and underlying stock movement) and equity-equivalent issues where most of the returns will be determined by the performance of the underlying common stock. Two thirds of our holdings have maturities or puts occurring in the next five years which should have the effect of limiting the effect of rising interest rates on the value of the portfolio.

Performance for Ellsworth Fund’s second fiscal quarter of 2012 ended March 31, 2012 was enhanced by exposure to the Banking and Computer Hardware industries. Performance was held back, however, by the Fund’s exposure to the Healthcare and Utilities industries. As indicated in the performance chart on the opposite page of this Semi-Annual report, the Fund’s net asset value (NAV) outperformed the BAML Index for the one- and five-year periods (when the NAV is adjusted for the fiscal 2004 rights offering and the fact that the BAML Index does not include expenses) but underperformed for the three-month and ten-year periods ended March 31, 2012. The Fund’s market return outperformed the index for the three-month and one-year periods, but underperformed for the five- and ten-year periods.

Ellsworth seeks to provide total returns to shareholders that compare favorably to those provided by equity markets, but with less volatility. We therefore note that the Fund’s NAV and market return outperformed equities, as represented by the S&P 500® Index, for the five and ten years presented and did so with lower ten-year volatility as measured by standard deviation. The Fund’s NAV return was also less volatile that the BAML Index for the ten years.

continued on the following page

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

To Our Shareholders (continued)

The results of the 2012 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its April meeting, the Board of Trustees of the Fund declared a distribution of $0.0625 per share, consisting of undistributed net investment income. The distribution will be payable on May 30, 2012 to shareholders of record on May 16, 2012.

Thomas H. Dinsmore
Chairman of the Board

Ten-year Growth of $1 from 3/31/2002
All dividends reinvested
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.79
$1.60
$1.50
Mar-02
Jul-02
Nov-02
Mar-03
Jul-03
Nov-03
Mar-04
Jul-04
Nov-04
Mar-05
Jul-05
Nov-05
Mar-06
Jul-06
Nov-06
Mar-07
Jul-07
Nov-07
Mar-08
Jul-08
Nov-08
Mar-09
Jul-09
Nov-09
Mar-10
Jul-10
Nov-10
Mar-11
Jul-11
Nov-11
Mar-12
Ellsworth NAV, includes rights offering
BAML All Convertibles Index
S&P 500
Ellsworth Market Return, includes rights offering

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets

EMC Corp.	$3,576,750	3.1%
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Intel Corp.	3,143,750	2.8
Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

Equinix, Inc.	3,017,500	2.7
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Verizon Communications Inc.	2,293,800	2.0
Verizon is a provider of communications services. The company has two segments: domestic wireless and wireline. Its domestic wireless communications products and services include wireless voice and data services and equipment sales, which are provided to consumer, business and government customers across the U.S. The wireline communications products and services include voice, Internet access, broadband video and data, Internet protocol network services and other services.

Wells Fargo & Co.	2,233,400	2.0
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

Gilead Sciences, Inc.	2,203,125	1.9
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

Nuance Communications, Inc.	2,191,875	1.9
Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, or entering a destination into a navigation system.

AT&T Inc.	2,186,100	1.9
AT&T is a provider of telecommunications services in the U.S. and worldwide. These include wireless communications, local exchange services, long-distance services, data/broadband and Internet services, and video services. It operates in four segments: wireless, which provides both wireless voice and data communications services across the U.S. and in foreign countries; wireline, which provides landline voice and data communication services and managed networking to business customers; advertising solutions; and other, which provides results from customer information services and all corporate and other operations.

Total	$20,846,300	18.3%

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Major Industry Exposure

% Total Net Assets

Telecommunications	12.7%
Pharmaceuticals	11.2
Energy	10.1
Financial Services	8.3
Semiconductors	8.1
Computer Software	7.9
Banking/Savings and Loan	5.9
Metals and Mining	5.0
Computer Hardware	4.4
Healthcare	2.7

Total	76.3%

Major Portfolio Changes by underlying common stock
Six months ended March 31, 2012

ADDITIONS	REDUCTIONS

Amtrust Financial Services, Inc.	Crown Castle International Corp.

ConocoPhillips	Equinix, Inc.

Equinix, Inc.	Euronet Worldwide, Inc.

Hawaiian Holdings, Inc.	Great Plains Energy Inc.

InterDigital, Inc.	Human Genome Sciences, Inc.

Interpublic Group of Companies, Inc.	Integra LifeSciences Holdings Corp.

Linear Technology Corp.	Kinetic Concepts, Inc.

MetLife, Inc.	Mylan Inc.

Microsoft Corp.	Nuance Communications, Inc.

Mylan Inc.	Old Republic International Corp.

NetApp Inc.	Regeneron Pharmaceuticals Inc.

Omnicom Group Inc.	RightNow Technologies, Inc.

Pfizer Inc.	SonoSite, Inc.

Priceline.com Inc.	The Hartford Financial Services Group, Inc.

Regeneron Pharmaceuticals Inc.	Transocean Ltd.

Vertex Pharmaceuticals Inc.	WebMD Health Corp.

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments March 31, 2012 (unaudited)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES - 64.6%

Aerospace and Defense - 0.5%
Kaman Corp., 3.25%, Due 11/15/17, (BBB)	$500,000	$605,625

Automotive - 1.0%
A123 Systems, Inc., 3.75%, Due 4/15/16, (B)	500,000	162,500
Titan International, Inc., 5.625%, Due 1/15/17, (B)	375,000	961,875
		1,124,375
Computer Hardware - 4.4%
EMC Corp., 1.75%, Due 12/1/13, (A)	1,900,000	3,576,750
NetApp Inc., 1.75%, Due 6/1/13, (A)	1,000,000	1,453,750
		5,030,500
Computer Software - 6.8%
Digital River, Inc., 2.00%, Due 11/1/30, (BBB)	1,100,000	1,071,125
Electronic Arts, Inc., 0.75%, Due 7/15/16, (BBB) (1)	1,000,000	925,000
Microsoft Corp., 0.00%, Due 6/15/13, (AAA) (2)	500,000	550,000
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	1,500,000	2,191,875
Priceline.com Inc., 1.25%, Due 3/15/15, (BBB) (1)	200,000	478,250
Priceline.com Inc., 1.00%, Due 3/15/18, (BBB) (1)	1,000,000	1,063,750
Rovi Corp., 2.625%, Due 2/15/40, (BB)	1,000,000	1,053,750
THQ Inc., 5.00%, Due 8/15/14, (CC)	750,000	370,312
		7,704,062
Construction Material - 0.8%
CEMEX S.A.B. de C.V., 4.875%, Due 3/15/15, (NR)	1,000,000	945,000
Consumer Goods - 0.9%
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (BB) (1)	750,000	735,938
Regis Corp., 5.00%, Due 7/15/14, (BBB)	250,000	335,000
		1,070,938
Data Processing - 0.8%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (BBB) (1)	900,000	877,500

Energy - 4.8%
Endeavour International Corp., 5.50%, Due 7/15/16, (CCC)	500,000	493,750
Goodrich Petroleum Corp., 5.00%, Due 10/1/29, (CCC)	1,000,000	990,000
JinkoSolar Holding Co., Ltd., 4.00%, Due 5/15/16, (NR)	500,000	285,625
Oil States International, Inc., 2.375%, Due 7/1/25, (BB)	250,000	615,938
ReneSola Ltd., 4.125%, Due 3/15/18, (NR)	500,000	328,750
Stone Energy Corp., 1.75%, Due 3/1/17, (CCC) (1)	250,000	242,500
SunPower Corp., 4.75%, Due 4/15/14, (NR)	500,000	471,250
SunPower Corp., 4.50%, Due 3/15/15, (NR)	1,250,000	1,125,000
Trina Solar Ltd., 4.00%, Due 7/15/13, (NR)	1,000,000	920,000
		5,472,813
Financial Services - 5.8%
Am Trust Financial Services, Inc., 5.50%, Due 12/15/21, (AAA) (1)	1,000,000	1,096,000
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (BBB)	750,000	875,625
BGC Partners, Inc., 4.50%, Due 7/15/16, (BBB)	250,000	252,188
Euronet Worldwide, Inc., 3.50%, Due 10/15/25, (BB) (3)	500,000	504,375
Knight Capital Group, Inc., 3.50%, Due 3/15/15, (BBB)	750,000	720,938
National Financial Partners Corp., 4.00%, Due 6/15/17, (BBB)	750,000	1,019,062
Old Republic International Corp., 8.00%, Due 5/15/12, (BBB)	750,000	765,000
Tower Group, Inc., 5.00%, Due 9/15/14, (AA)	1,250,000	1,345,312
		6,578,500
Foods - 0.5%
Chiquita Brands International, Inc. 4.25%, Due 8/15/16, (CC)	581,000	544,688

continued

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments March 31, 2012 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES - continued

Healthcare - 2.7%
Chemed Corp., 1.875%, Due 5/15/14, (A)	$890,000	$913,362
Insulet Corp., 3.75%, Due 6/15/16, (BBB)	750,000	787,500
Integra LifeSciences Holdings Corp., 2.375%, Due 6/1/12, (BBB)	567,000	568,418
Omnicare, Inc., 3.25%, Due 12/15/35, (B) (3)	254,000	245,428
Vertex Pharmaceuticals Inc., 3.35%, Due 10/1/15, (NR)	500,000	575,625
		3,090,333
Machinery - 0.6%
Chart Industries, Inc., 2.00%, Due 8/1/18, (B)	500,000	642,500

Media and Entertainment - 1.2%
Liberty Interactive (CBS/VIA), 3.25%, Due 3/15/31, (BB)	1,000,000	877,500
Omnicom Group Inc., Due 7/13/32, (BBB) (3)	500,000	507,500
		1,385,000
Metals and Mining - 3.6%
A. M. Castle & Co., 7.00%, Due 12/15/17, (B) (1)	250,000	363,750
Jaguar Mining Inc., 4.50%, Due 11/1/14, (BB)	525,000	452,812
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BBB)	1,000,000	1,198,700
Newmont Mining Corp., 1.625%, Due 7/15/17, (NR)	250,000	330,000
Northgate Minerals Corp., 3.50%, Due 10/1/16, (NR)	600,000	663,750
RTI International Metals, Inc., 3.00%, Due 12/1/15, (NR)	600,000	613,500
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	375,000	445,312
		4,067,824
Pharmaceuticals - 7.9%
Amgen Inc., 0.375%, Due 2/1/13, (A)	1,000,000	1,027,500
Amylin Pharmaceuticals, Inc., 3.00%, Due 6/15/14, (BB)	500,000	498,125
Cubist Pharmaceuticals, Inc., 2.25%, Due 6/15/13, (A)	750,000	1,077,188
Endo Pharmaceuticals Holdings, 1.75%, Due 4/15/15, (BB)	250,000	356,562
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A)	750,000	920,625
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	1,000,000	1,282,500
Mylan Inc., 3.75%, Due 9/15/15, (BB)	750,000	1,408,125
Onyx Pharmaceuticals, Inc., 4.00%, Due 8/15/16, (A)	500,000	627,500
Regeneron Pharmaceuticals Inc., 1.875%, Due 10/1/16, (BBB) (1)	250,000	385,000
Salix Pharmaceuticals, Ltd., 2.75%, Due 5/15/15, (A)	500,000	671,250
Salix Pharmaceuticals, Ltd., 1.50%, Due 3/15/19, (A) (1)	125,000	131,250
United Therapeutics Corp., 1.00%, Due 9/15/16, (A) (1)	500,000	578,750
		8,964,375
Real Estate - 1.6%
Corporate Office Properties Trust, 4.25%, Due 4/15/30, (NR)	500,000	489,375
Lexington Realty Trust, 6.00%, Due 1/15/30, (BBB)	1,000,000	1,381,250
		1,870,625
Semiconductors - 8.1%
Intel Corp., 2.95%, Due 12/15/35, (A) (3)	1,500,000	1,732,500
Intel Corp., 3.25%, Due 8/1/39, (A)	1,000,000	1,411,250
LAM Research Corp., 1.25%, Due 5/15/18, (BBB)	500,000	527,500
Linear Technology Corp., 3.00%, Due 5/1/27, (A)	500,000	534,375
Mentor Graphics Corp., 4.00%, Due 4/1/31, (BBB)	250,000	270,625
Micron Technology, Inc., 1.50%, Due 8/1/31, (BB)	625,000	662,500
Micron Technology, Inc., 1.875%, Due 8/1/31, (BB)	750,000	799,687
Novellus Systems, Inc., 2.625%, Due 5/15/41, (NR) (3)	250,000	348,750
Photronics, Inc., 3.25%, Due 4/1/16, (BBB)	500,000	508,125
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (BBB)	500,000	558,125
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	1,000,000	1,188,750
Xilinx, Inc., 2.625%, Due 6/15/17, (BBB)	500,000	675,625
		9,217,812

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments March 31, 2012 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES - continued

Telecommunications - 8.8%
Alaska Communications Systems, Inc., 6.25%, Due 5/1/18, (B) (1)	$1,000,000	$775,000
Anixter International Inc., 1.00%, Due 2/15/13, (B)	750,000	943,125
Equinix, Inc., 3.00%, Due 10/15/14, (B)	2,000,000	3,017,500
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	160,594
General Cable Corp., 4.50%, Due 11/15/29, (B)	1,000,000	1,058,750
InterDigital, Inc., 2.50%, Due 3/15/16, (BB) (1)	1,000,000	1,007,500
SBA Communications Corp., 4.00%, Due 10/1/14, (NR)	500,000	881,250
SBA Communications Corp., 1.875%, Due 5/1/13, (NR)	1,000,000	1,267,500
TeleCommunication Systems, Inc., 4.50%, Due 11/1/14, (B)	1,000,000	908,750
		10,019,969
Transportation - 1.9%
Dryships Inc., 5.00%, Due 12/1/14, (NR)	750,000	641,250
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BB)	1,000,000	980,000
Ultrapetrol (Bahamas) Ltd., 7.25%, Due 1/15/17, (NR)	750,000	517,500
		2,138,750
Travel & Leisure - 1.8%
Home Inns & Hotels Management Inc. 2.00%, Due 12/15/15, (NR)	500,000	385,000
MGM Resorts International, 4.25%, Due 4/15/15, (B)	750,000	795,938
Morgans Hotel Group Co., 2.375%, Due 10/15/14, (B)	1,000,000	867,500
		2,048,438

TOTAL CONVERTIBLE BONDS AND NOTES		73,399,627

CONVERTIBLE PREFERRED STOCKS - 12.7%
	Shares
Banking/Savings and Loan - 5.9%
Bank of America Corp., 7.25%, (BB)	1,600	1,566,240
Fifth Third Bancorp, 8.50%, (BB)	12,000	1,704,000
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,150,800
Wells Fargo & Co., 7.50%, (BBB)	2,000	2,233,400
		6,654,440
Energy - 2.2%
ATP Oil & Gas Corp., 8.00%, (NR)	7,500	358,750
Chesapeake Energy Corp., 5.00%, (B)	25,000	2,081,250
Whiting Petroleum Corp., 6.25%, (B)	131	35,295
		2,475,295
Foods - 0.7%
Bunge Ltd., 4.875%, (BB)	7,500	750,630

Media and Entertainment - 0.9%
Interpublic Group of Companies, Inc., 5.25%, (B)	1,000	1,050,000

Real Estate - 0.5%
Health Care REIT, Inc., 6.50%, (BB)	10,000	522,800

Retail - 0.7%
Amerivon Holdings LLC, (NR) (1,4,5)	583,667	747,273
Amerivon Holdings LLC, (NR) (1,4,5)	272,728	2,727
		750,000
Tools - 1.1%
Stanley Black & Decker, Inc., 4.75%, (BBB)	10,000	1,216,800

Utilities - 0.9%
PPL Corp., 9.50%, (NR)	18,500	1,002,515

TOTAL CONVERTIBLE PREFERRED STOCKS		14,422,480

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments March 31, 2012 (continued)

	Shares	Value (Note 1)

MANDATORY CONVERTIBLE SECURITIES - 9.7% (6)

Automotive - 1.5%
General Motors Co., 4.75%, Due 12/1/13, (NR)	40,000	$1,674,000

Data Processing - 0.3%
Unisys Corp., 6.25%, Due 3/1/14, (B)	5,000	308,450

Energy - 1.9%
Apache Corp., 6.00%, Due 8/1/13, (A)	25,000	1,388,500
UBS AG Exchangeable Note (GTAT), 6.75%, Due 9/15/13, (AA)	30,000	767,814
		2,156,314
Financial Services - 2.5%
Citigroup Inc., 7.50%, Due 12/15/12, (A)	14,000	1,449,420
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	20,000	1,414,400
		2,863,820
Foods - 0.5%
2009 Dole Food ACES Trust, 7.00%, Due 11/1/12, (NR)	60,000	602,814

Metals and Mining - 1.4%
AngloGold Ashanti Ltd., 6.00%, Due 9/15/13, (NR)	5,900	254,054
Vale Capital II (Vale S.A.), 6.75%, Due 6/15/12, (NR)	20,700	1,363,234
		1,617,288
Transportation - 0.6%
2010 Swift Mandatory Common Exchange Security Trust, 6.00%,
Due 12/31/13, (NR)	60,000	667,572

Utilities - 0.9%
NextEra Energy, Inc., 7.00%, Due 9/1/13, (NR)	20,000	1,076,000

TOTAL MANDATORY CONVERTIBLE SECURITIES (6)		10,966,258

COMMON STOCKS - 10.2%

Computer Software - 1.1%
Microsoft Corp.	40,000	1,290,000

Energy - 1.2%
ConocoPhillips	18,282	1,389,615

Media and Entertainment - 0.6%
The Walt Disney Co.	15,000	656,700

Pharmaceuticals - 3.3%
Abbott Laboratories	18,000	1,103,220
Bristol Myers Squibb Co.	30,000	1,012,500
Merck & Co., Inc.	27,651	1,061,798
Pfizer Inc.	24,000	543,840
		3,721,358
Telecommunications - 3.9%
AT&T Inc.	70,000	2,186,100
Verizon Communications Inc.	60,000	2,293,800
		4,479,900

TOTAL COMMON STOCKS		11,537,573

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio of Investments March 31, 2012 (continued)

Value (Note 1)
Total Convertible Bonds and Notes - 64.6%	$73,399,627
Total Convertible Preferred Stocks - 12.7%	14,422,480
Total Mandatory Convertible Securities - 9.7%	10,966,258
Total Common Stocks - 10.2%	11,537,573
Total Investments - 97.2%	110,325,938

Other Assets and Liabilites, Net - 2.8%	3,300,633
Total Net Assets - 100.0%	$113,626,571
(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at March 31, 2012 was $9,410,188, which represented 8.3% of the Fund’s net assets.
(2)	Non-income producing security.
(3)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).
(4)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at March 31, 2012, which represented 0.7% of the Fund’s net assets. See Note 1(c).
(5)	Restricted securities include securities that have not been registered under the Securities Act and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of March 31, 2012, the Fund was invested in the following restricted security, which represented 0.7% of the Fund’s net assets:
Amerivon Holdings LLC 4.00% preferred.
(6)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Portfolio Ratings:	Summary of Portfolio Ratings *

          Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).

          Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).

          Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply).

          Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.

		% of
		Portfolio
	AAA	2
	AA	2
	A	19
	BBB	21
	BB	20
	B	14
	CCC & below	3
	Not Rated	19
	* Excludes common stock and cash.

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities (unaudited)

March 31, 2012
Assets:
Investments at value (cost $103,593,343) (Note 1)	$110,325,938
Cash	3,481,797
Dividends and interest receivable	686,738
Prepaid insurance	9,316
Other assets	15,701
Total assets	114,519,490
Liabilities:
Payable for securities purchased	815,707
Accrued management fee (Note 2)	66,748
Other liabilities	10,464
Total liabilities	892,919
Net Assets	$113,626,571
Net assets consist of:

Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$134,538
Additional paid-in capital	117,693,039
Undistributed net investment income	452,798
Accumulated net realized loss from investment transactions	(11,386,399)
Unrealized appreciation on investments	6,732,595
Net Assets	$113,626,571
Net asset value per share ($113,626,571 ÷ 13,453,777 outstanding shares)	$8.45

Statement of Operations (unaudited)
For the Six Months Ended March 31, 2012
Investment Income (Note 1):
Interest	$1,089,068
Dividends	1,158,567
Total income	2,247,635
Expenses (Note 2):
Management fee	394,291
Custodian	6,508
Transfer agent	18,249
Legal fees	30,158
Audit fees	20,100
Trustees’ fees	43,500
Reports to shareholders	25,752
Administrative services fees	26,929
Other	48,161
Total expenses	613,648
Net Investment Income	1,633,987
Realized and Unrealized Gain on Investments:
Net realized loss from investment transactions	(1,821,620)
Net unrealized appreciation (depreciation) of investments	15,172,160
Net gain on investments	13,350,540
Net Increase in Net Assets Resulting from Operations	$14,984,527

See accompanying notes to financial statements

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	Six Months Ended March 31, 2012(a)	Year Ended September 30, 2011
Change in net assets from operations:
Net investment income	$1,633,987	$2,981,981
Net realized gain (loss) from investment transactions	(1,821,620)	4,883,644
Net change in unrealized appreciation (depreciation) of investments	15,172,160	(11,031,595)
Net change in net assets resulting from operations	14,984,527	(3,165,970)
Dividends to shareholders from:
Net investment income	(1,658,817)	(3,402,358)

Capital share transactions (Note 3)	293,079	343,391

Change in net assets	13,618,789	(6,224,937)

Net assets at beginning of period	100,007,782	106,232,719

Net assets at end of period	$113,626,571	$100,007,782

Undistributed net investment income at end of period	$452,798	$477,628

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months Ended March 31, 2012(a)

			Years Ended September 30,
			2011	2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of period	$7.46		$7.95	$7.15	$7.18	$10.27	$9.60
Net investment income	0.12		0.22	0.26	0.33	0.31	0.33
Net realized and unrealized gain (loss)	0.99		(0.46)	0.84	(0.04)	(2.24)	1.00
Total from investment operations	1.11		(0.24)	1.10	0.29	(1.93)	1.33
Less Distributions:
Dividends from net investment income	(0.12)		(0.25)	(0.30)	(0.32)	(0.33)	(0.39)
Distributions from realized gains	—		—	—	—	(0.83)	(0.27)
Total distributions	(0.12)		(0.49)	(0.30)	(0.32)	(1.16)	(0.66)
Net asset value, end of period	$8.45		$7.46	$7.95	$7.15	$7.18	$10.27
Market value, end of period	$7.35		$6.43	$7.17	$6.16	$5.30	$9.09
Total Market Value Return (%)(b)	16.3		(7.1)	21.9	23.9	(33.3)	19.6
Total Net Asset Value Return (%)(b)	15.3		(2.8)	16.4	6.1	(21.0)	14.4
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$113,627		$100,008	$106,233	$94,973	$94,497	$129,952
Ratio of expenses to average net assets (%)	1.1	(c)	1.1	1.1	1.2	1.1	1.1
Ratio of net investment income to average net assets (%)	4.4	(c)	2.6	3.5	5.5	3.6	3.4
Portfolio turnover rate (%)	17		47	62	71	61	84

(a)	Unaudited.
(b)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(c)	Annualized.

See accompanying notes to financial statements

 ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market price using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of March 31, 2012 was (13,585) and is included in net unrealized appreciation (depreciation) of investments on the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period.

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of the Fund as of March 31, 2012:

	Level 1	Level 2	Level 3

Investments in Securities:
Common Stocks:
Computer Software	$1,290,000	$—	$—
Energy	1,389,615	—	—
Media and Entertainment	656,700	—	—
Pharmaceuticals	3,721,358	—	—
Telecommunications	4,479,900	—	—
Total Common Stocks	11,537,573	—	—

Convertible Bonds and Notes	—	73,399,627	—
Convertible Preferred Stocks	—	13,672,480	750,000
Mandatory Convertible Securities	—	10,966,258	—
Total Investments	$11,537,573	$98,038,365	$750,000

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Convertible Preferred Stocks	Total

Beginning balance	$894,675	$763,585	$1,658,260

Change in unrealized
appreciation (depreciation)	—	(13,585)	(13,585)

Net transfers in/out of Level 3	(894,675)	—	(894,675)

Ending balance	$—	$750,000	$750,000

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in an out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately $0.01 per share for the six months ended March 31, 2012. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At March 31, 2012, there were unrealized losses of approximately $0.02 per share on contingent payment debt instruments.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”). The tax character of distributions paid during the fiscal years ended September 30, 2011 and 2010 were as follows:

	2011	2010
Ordinary income	$3,402,358	$4,013,350
Net realized gain on investments	—	—
	$3,402,358	$4,013,350

At March 31, 2012, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$11,972,719
Unrealized depreciation	(6,092,423)
Net unrealized appreciation	5,880,296

Cost for federal income tax purposes	$104,445,642

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus, they expose the Fund to greater downside risk than traditional convertible securities but generally less than that of the underlying common stock. The market value of those securities was $10,966,258 at March 31, 2012, representing 9.7% of net assets.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At March 31, 2012, there were 13,453,777 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended March 31, 2012, 44,676 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $293,079.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $19,476,917 and $17,667,153, respectively, for the six months ended March 31, 2012.

NOTE 4 - SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2011. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital - The Board of Trustees (the “Board”) of the Fund and the independent trustees reviewed the services to be provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital would supervise all aspects of the Fund’s operations, including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement, Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities will be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; (e) take all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. in connection with portfolio securities; and (f) take, on behalf of the Fund, such other action as Dinsmore Capital deems to be necessary or appropriate in connection with the above. Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently is providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital - In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, investment seminars and visits to issuers, and the review of: (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund.

Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2012.

The performance of the Fund relative to comparable funds - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2011 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. Mr. Dinsmore pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which meant, in turn, that the comparison to the Fund was not perfect. Both the Board and the independent trustees

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Board Approval of Advisory Contract (continued)

noted that the Fund’s performance was superior to that of its two most similar peer funds for the one-, three-, five-, and ten-year time periods. Compared to a broader universe of funds, the Fund’s performance was in the third quartile; however, in evaluating the Fund’s performance against funds in this group, the Board and the independent trustees took into account the fact that many of these competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage and, in fact, has a lower standard deviation (one measure of performance volatility) than the average peer fund. The Board and the independent trustees also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. Accordingly, the Board and the independent trustees concluded that performance of the Fund was satisfactory.

The performance of the Fund relative to indices - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2011 against the performance of the Bank of America Merrill Lynch All U.S. Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), and the S&P 500® Index. Both the Board and the independent trustees noted that the Fund’s performance was superior to that of the VXA0 for all periods under review other than the three-year time period when adjusted for fees (because the VXA0 incurs no fees). In addition, the Fund’s performance was superior to that of the S&P 500® Index for all time periods other than the one-year time period even before adjusting for expenses. Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to renew the Advisory Agreement, the Board and the independent trustees concluded that performance was satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel - Both the Board and the independent trustees noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are extremely competent and able to carry out their responsibilities under the Advisory Agreement. Moreover, the Board noted with approval the increased portfolio management responsibilities being shared with newer members of Dinsmore Capital.

Overall performance of Dinsmore Capital - After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies - Both the Board and the independent trustees noted that the Fund and Bancroft Fund Ltd. (the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same. Both the Board and the independent trustees concluded that, because the fee rates are the same for both Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Bancroft Fund Ltd.

Fees relative to those of comparable funds with other advisors - After reviewing the advisory fee rate for the Fund against the advisory fee rates for funds advised by other advisors in the Fund’s peer group, both the Board and the independent trustees determined that the Fund’s advisory fee rate was below the median of the funds in its peer group, and in the lowest quartile of expense ratios. Accordingly, the Board concluded that the current advisory fee rate and other Fund fees and costs were fair and reasonable.

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Board Approval of Advisory Contract (continued)

Expense limitations and fee waivers - Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund’s assets reach $100 million. Both the Board and the independent trustees noted that the Fund was over the breakpoint. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital - Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue is fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Dinsmore Capital’s operations were at approximately break even during its most recent four fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Dinsmore Capital’s financial soundness in light of the Fund’s needs - Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

Benefits of soft dollars to Dinsmore Capital - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital - In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Board Approval of Advisory Contract (continued)

fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends - Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

ELLSWORTH FUND LTD. 2012 SEMI-ANNUAL REPORT TO SHAREHOLDERS

Miscellaneous Notes

Results of the 2012 Annual Shareholders Meeting
The Annual Meeting of Shareholders of the Fund was held on January 13, 2012. The results of the shareholder vote were:

1.	All persons nominated were elected.

	Terms expiring in 2015	Shares voted for	Shares withheld
	Kinchen C. Bizzell	10,479,818	1,808,100
	Jane D. O’Keeffe	10,464,617	1,823,301

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 10,823,086 shares voted for, 1,383,251 shares voted against and 81,581 shares abstained.

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about its shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the annual and semi-annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at our website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
Kinchen C. Bizzell, cfa	www.ellsworthfund.com
Elizabeth C. Bogan, ph.d.	email: info@ellsworthfund.com
Thomas H. Dinsmore, cfa
Daniel D. Harding, cfa	Shareholder Services and Transfer Agent
Jane D. O’Keeffe	American Stock Transfer & Trust Company, LLC
Nicolas W. Platt	6201 15th Avenue
Brooklyn, NY 11219
(888) 888-0314
www.amstock.com
Officers
Investment Adviser
Thomas H. Dinsmore, cfa	Dinsmore Capital Management Co.
Chairman of the Board and Chief Executive Officer	65 Madison Avenue, Suite 550
Morristown, NJ 07960
Jane D. O’Keeffe	(973) 631-1177
President

Gary I. Levine	Custodian of Securities
Executive Vice President, Chief Financial Officer and Secretary	Brown Brothers Harriman & Co.

James A. Dinsmore, cfa	Beneficial Share Listing
Vice President	NYSE Amex Symbol: ECF

H. Tucker Lake, Jr.	Legal Counsel
Vice President	Ballard Spahr LLP

Germaine M. Ortiz	Independent Registered Public Accounting Firm
Vice President	Tait, Weller & Baker LLP

Mercedes A. Pierre
Vice President and Chief Compliance Officer

Judith M. Dougherty
Assistant Vice President and Assistant Secretary

Joann Venezia
Assistant Vice President

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.

CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.

INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to this semi-annual report.

(b) There has been no change in any of the portfolio managers identified in registrant's most recent annual report on Form N-CSR.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

 ITEM 11.

CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 1, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer

(“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of June 1, 2012, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   June 1, 2012

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   June 1, 2012